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         1                                                       EXHIBIT 7.3

                         AGREEMENT OF JOINT FILING

     Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission, the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

     This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 15, 1998
                              By:  /s/ Norman C. Harbert
                                   -------------------------------------------
                                   Norman C. Harbert

                              HARBERT FAMILY LIMITED PARTNERSHIP

                              By:  /s/ Norman C. Harbert
                                   -------------------------------------------
                                   Norman C. Harbert, Managing General Partner

                              By:  /s/ Ronald E. Weinberg
                                   -------------------------------------------
                                   Ronald E. Weinberg

                              WEINBERG FAMILY LIMITED PARTNERSHIP

                              By:  /s/ Ronald E. Weinberg
                                   -------------------------------------------
                                   Ronald E. Weinberg, Managing General Partner

                              By:  /s/ Byron S. Krantz
                                   -------------------------------------------
                                   Byron S. Krantz

                              KRANTZ FAMILY LIMITED PARTNERSHIP

                              By:  /s/ Byron S. Krantz
                                   -------------------------------------------
                                   Byron S. Krantz, Managing General Partner